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                                                         EXHIBIT 23.2

INDEPENDENT AUDITORS' CONSENT



We consent to the use in this Amendment No.1 to the Registration Statement No. 333-94513 of General Semiconductor, Inc. on Form S-3 of our report dated February 3, 1999 (June 30, 1999 as to Note 18), appearing in the Prospectus, which is part of such Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.



/s/ DELOITTE & TOUCHE LLP

Jericho, New York
February 8, 2000